STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT ("Agreement") is entered into as of July 1, 2011 by and among Precursor Management Inc. (the "Secured Party"), and Taehoan Park an individual residing in the Republic of Korea (the “Pledgor").

RECITALS

A.                 The Pledgor has agreed to pledge certain securities to secure performance of his obligations under Note, No. 011911 in the aggregate face amount of Four Hundred Thousand Dollars ($400,000.00) payable to the Secured Party (the "Note"). Capitalized terms in this Agreement which are not identified herein will have the meanings given such terms in the Note.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                Grant of Security Interest True-up of Collateral. The Pledgor hereby pledges to the Secured Party as collateral and security for the Secured Obligations (as defined in Section 2) the securities, issued by Hutech21 Co. Ltd., a British Virgin Islands company; also referred to as the "Issuer" and initially set forth on the attached Schedule 1 of this Agreement. Unless otherwise set forth on Schedule 1 of this Agreement, the Pledgor is the beneficial and record owner of the Pledged Shares set forth on such Schedule. Such Pledged Shares, together with any additions, replacements, accessions or substitutes therefore or proceeds thereof, are hereinafter referred to collectively as the "Collateral." For purposes of this Section 1, the Market Value of the Collateral shall be calculated as the average of the volume weighted average prices for the Common Stock for the five (5) trading days immediately preceding the date on which it is measured, as reported by Bloomberg L.P. The value of any additional shares delivered into escrow as provided above shall be deemed to be the Market Value on the date on which the deficiency shall have occurred.

2.                Secured Obligations. During the term hereof, the Collateral shall secure the performance by the Pledgor of its obligations, covenants, and agreements under this Pledge Agreement and the performance of its Obligations under the Note (the "Secured Obligations").

3.                Assignment. Subject only to occurrence of events of default as specified in the note and upon exercise of its rights by the Secured Party under this Agreement, the Secured Party may assign or transfer the whole or any part of his security interest granted hereunder, and may transfer as collateral security the whole or any part of his security interest in the Collateral. The secured party is strictly prohibited to use or dispose of the Pledged Shares for the purpose of short financing or any kind of fund raising activities whereby the Pledged Shares are to be used as securities or otherwise the Pledged Shares will be encumbranced therefore.

4.                The Pledgor' s Warranty. A. Title. The Pledgor represents and warrants hereby to the Secured Party as follows with respect to the Pledged Shares:

(i)               The Collateral is free and clear of any encumbrances of every nature whatsoever, and the Pledgor is the sole owner of the Pledged Shares;

(ii)             The Pledgor further agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to such Collateral or attempt to sell, transfer or otherwise dispose of the Collateral, until the Secured Obligations have been paid in full or this Agreement terminates; and

(iii) This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws now or hereafter in effect),

B. Other. (i) The Pledgor has made necessary inquiries of both of the Issuers and believes that each of them fully intends to fulfill and has the capability of fulfilling the Secured Obligations to be performed by the Issuer in accordance with the terms of the Note.

(ii)             The Pledgor is not acting, and has not agreed to act, in any plan to sell or dispose of any Pledged Shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law.

(iii)           The Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant SEC interpretations, and affirms that the pledge of shares by the undersigned pursuant to this Pledge Agreement will constitute a bona-fide pledge of such shares for purposes of such Rule.

5.                Collection of Dividends and Interest. During the term of this Agreement and so long as the Pledgor is not in default under the Note, the Pledgor is entitled to receive all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

6.                Preservation of the Value of the Collateral. The Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof.

7.                Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default under the Note ("Event of Default"):

(a)              The Secured Party may exercise in respect of the Collateral, all the rights and remedies of a Secured Party upon default under the law (irrespective of whether the law applies to the affected items of Collateral), and the Secured Party may by notice to the Pledgor (except as specified below) propose to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times at their prevailing market price and upon such other terms as the Secured Party may deem commercially reasonable, To the maximum extent permitted by applicable law, the Secured Party may be the purchaser of any or all of the Collateral at any such arms-length sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale at their prevailing market value, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such arms-length sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, The Pledgor agrees that, to the extent notice of sale shall be required by law, at least twenty-one (21) calendar days notice to the Pledgor of the time and place of any public sale or the time after which a private sale (arms-length sale)is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, with further notice to the Pledgor, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, The Pledgor hereby reserves any claims against the Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, including the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)             The Pledgor hereby acknowledges that the sale by the Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933, as amended, as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws, may require strict limitations as to the manner in which the Secured Party or any subsequent transferee of the Collateral may dispose thereof. The Secured Party shall be obliged to obtain the maximum possible price for the Collateral.

(c)              If the Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Agreement, then the Pledgor agrees that, upon request of the Secured Party, the Pledgor, at its own expense, shall:

(i)                 execute and deliver, or cause the officers and directors of the Issuer to execute and deliver, to any person, entity or governmental authority as the Secured Party may choose, all necessary documents which, in the Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor engages in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce the Secured Party's rights hereunder; and

(ii)               do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

(iii)             cause the Pledgor to timely file all periodic reports required to be filed by the Pledgor under the Securities Exchange Act of 1934, as amended.

8.                (a) Term of Agreement. This Agreement shall continue in full force and effect until payment in full of the Note. Upon payment in full of the Note, the security interests in the relevant Collateral shall be deemed to have been released and this Agreement shall be deemed to have been discharged and ineffective, and the Collateral or any portion of the Collateral not transferred to or sold by the Secured Party shall be returned to the Pledgor forthwith. Upon termination of this Pledge Agreement, the relevant Collateral shall be returned within five (5) trading days to the Pledgor, as contemplated above.

(b) Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Section 11 shall be applied from time to time by the Secured Party as provided in the Note. The Secured Party shall account for and refund the surplus of the proceeds to the Pledgor, if any.

9.                Indemnity and Expenses. Subject to occurrence of events of default, the Pledgor agrees:

(a)        To indemnify and hold harmless the Secured Party from and against all reasonable loss and damage (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement or the Secured Obligations, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

(b)        To pay and reimburse the Secured Party upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that the Secured Party may necessarily incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder, under the Note or otherwise available to it (whether at law, in equity or otherwise),

10.             Choice of Law and Venue; Submission to Jurisdiction; Service of Process.

(a)    THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF). THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF BROWARD, STATE OF FLORIDA OR, AT THE SOLE OPTION OF THE SECURED PARTY, IN ANY OTHER COURT IN WHICH THE SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

(b)    THE PLEDGOR HEREBY SUBMITS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(c)    THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, OR OTHER PROCESS ISSUED IN ANY ACTION OR PROCEEDING AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE PLEDGOR

(d)    NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

11.             Amendments; etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement, any other document or documents delivered in connection with the transactions contemplated by the Note, this Agreement or any of the three guarantees being delivered in connection herewith (the "Guarantees") of even date herewith (all such documents, including the Note, this Agreement and the Guarantees are hereinafter referred to collectively as the "Loan Documents", and each individually as a "Loan Document"), or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

12.             Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below: and may be personally served, faxed, telecopied or sent by overnight courier service or United States mail:

If to the Pledgor:

Hutech21 Co. Ltd.

#201 Daerungtechnotown III

Gasan-Dong Geumcheon-Gu,

Seoul Korea 153-772

If to the Secured Party:

Precursor Management, Inc.

2702-03, 27/F, Goldlion Digital Network Center

138 Tiyu Road East, Tianhe

Guangzhou, P.R. China 510620

Any notice given pursuant to this Section 12 shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. at the place of receipt or, if not, on the next succeeding Business Day (as defined in the Note); (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by United States mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed. Any party hereto may change the address or fax number at which it is to receive notices hereunder by notice to the other party in writing in the foregoing manner.

13.             Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Note; (b) be binding upon the Pledgor and its successors and assigns; and (c) inure to the benefit of the Secured Party and his successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Note, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgor forthwith. Upon any such termination, the Secured Party, at the Pledgor's expense, shall execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by the Pledgor and shall be in form and substance reasonably satisfactory to the Secured Party.

14.             Security Interest Absolute. To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of

(a)                any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

(b)               any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Credit Documents, or any other agreement or instrument relating thereto;

(c)                any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any Guarantee for all or any of the Secured Obligations;

(d)               any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgor.

15.             Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

16.             Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

17.             Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

PLEDGOR

Signed: /s/ Taehoan Park

Name: Taehoan Park

SECURED PARTY

PRECURSOR MANAGEMENT, INC.

By: /s/ Weiheng Cai

Name: Weiheng Cai

President

SCHEDULE 1

Pledged Interests:

A)    10,000,000 shares of Preferred Stock

Name of Issuer: Hutech21 Co. Ltd. (F/K/A China Logistics, Inc.)

Jurisdiction of Organization: British Virgin Islands

Type of Interest: Shares of Preferred Stock

Number of Shares/Units outstanding (if applicable): 10,000,000 shares of Preferred Stock

Certificate Number(s) (if any):

Percentage of Outstanding Interests in Issuer: Voting Control

Date Acquired: July 1, 2011

For Pledgor

Mr. Taehoan Park